  Exhibit 99.3

SeD Intelligent Home Inc. and Subsidiaries
Pro Forma Consolidated Balance Sheets
December 31, 2016
(Unaudited)

	As Reported		Pro Forma
	SeD Home Inc.	SeD Intelligent Home Inc.
	12/31/2016	12/31/2016	Adjustments	Combined
Assets:
Real Estate
Construction in Progress	$26,146,557	$-		$26,146,557
Land Held for Development	25,449,641	-		25,449,641
Real Estate Held For Sale	1,319,368	-		1,319,368
	52,915,566	-		52,915,566

Cash	392,172	32,376		424,548
Restricted Cash	2,631,761	-		2,631,761
Rent Receivable	18,260	-		18,260
Prepaid Expenses	85,449	-		85,449
Fixed Assets, Net	34,623	-		34,623
Deposits	23,603	-		23,603
Total Assets	$56,101,434	$32,376		$56,133,810

Liabilities and Shareholders' Equity

Liabilities
Accounts Payable and Accrued Expenses	$1,452,878	$40,346		$1,493,224
Accrued Interest - Related Parties	6,284,302	-		6,284,302
Tenant Security Deposits	5,175	-		5,175
Builder Deposits	5,900,000	-		5,900,000
Notes Payable, Net of Debt Discount	12,864,712	-		12,864,712
Notes Payable - Related Parties, Net of Debt Discount	500,000	-		500,000
Total Liabilities	27,007,067	40,346		27,047,413

Shareholders' Equity
Common Stock, at par $0.0001, 500,000,000 shares authorized, issued, and outstanding	50,000	74,043		124,043
Subscription Receivable - 500,000,000 shares	(50,000)			(50,000)
Additional Paid In Capital	28,499,637	100,694		28,600,331
Accumulated Deficit	(1,683,152)	(182,708)		(1,865,860)
Total Shareholders' Equity	26,816,485	(7,970)		26,808,515
Non-controlling Interest	2,277,882	-		2,277,882
Total Shareholders' Equity	29,094,367	(7,970)		29,086,397
				-
Total Liabilities and Shareholders' Equity	$56,101,434	$32,376		$56,133,810

SeD Intelligent Home Inc. and Subsidiaries
Pro Forma Consolidated Statements of Operations
For the Year Ended December 31, 2016
(Unaudited)

	As Reported		Pro Forma
	SeD Home Inc.	SeD Intelligent Home Inc.
	2016	2016	Adjustments	Combined
Revenue
Rental Income	$230,059	$-		$230,059
Property Sales	800,000	-		800,000
	1,030,059	-		1,030,059
Operating Expenses
Cost of Sales	970,397	-		970,397
General and Administrative Expenses	1,158,149	54,880.00		1,213,029
	2,128,546	54,880.00		2,183,426.00

Loss From Operations	(1,098,487)	(54,880.00)		(1,153,367)

Other Income
Interest Income	31,761	-		31,761
Other Income	9,984	-		9,984
	41,745	-		41,745

Net Loss Before Income Taxes	(1,056,742)	(54,880.00)		(1,111,622)

Provision for Income Taxes	-	-		-

Net Loss	(1,056,742)	(54,880.00)		(1,111,622)

Net Loss Attributable to Non-controlling Interest	(148,191)	-		(148,191)

Net Loss Attributable to SeD Home Inc. and Subsidiaries	$(908,551)	$(54,880)		$(963,431)

Net Loss Per Share	(0.00)	(0.00)		(0.00)

Shares Outstanding after the Merger	704,043,324	704,043,324.00		704,043,324

SeD Intelligent Home Inc. and Subsidiaries
Pro Forma Consolidated Statements of Cash Flows
For the Year Ended December 31, 2016
(Unaudited)

	As Reported		Pro Forma
	SeD Home Inc.	SeD Intelligent Home Inc.
	2016	2016	Adjustments	Combined
Cash Flows From Operating Activities
Net Loss	$(1,056,742)	$(54,880)		$(1,111,622)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation	15,959	-		15,959
Impairment of Real Estate	29,281	-		29,281
Changes in Operating Assets and Liabilities
Rent Receivable	10,597	-		10,597
Prepaid Expenses	(18,783)	-		(18,783)
Accounts Payable and Accrued Expenses	138,060	28,008		166,068
Accrued Interest - Related Parties	2,662,189	-		2,662,189
Tenant Security Deposits	(5,725)	-		(5,725)
Real Estate Purchases and Development Costs	(13,782,784)	-		(13,782,784)
Net Cash (Used In) Provided By Operating Activities	(12,007,948)	(26,872)		(12,034,820)

Cash Flows From Investing Activities
Cash Paid for Deposits	(2,112)	-		(2,112)
Change in Restricted Cash	(31,761)	-		(31,761)
Purchase of Fixed Assets	(9,074)	-		(9,074)
Net Cash Used In Investing Activities	(42,947)	-		(42,947)

Cash Flows From Financing Activities
Capital Contribution - Related Party	-	58,000		58,000
Proceeds from Notes Payable	9,941,942	-		9,941,942
Financing Fees Paid	(109,285)	-		(109,285)
Net Proceeds (Repayments) from Notes Payable - Related Parties	318,881	-		318,881
Net Cash Provided By Financing Activities	10,151,538	58,000		10,209,538

Net Increase (Decrease) in Cash	(1,899,357)	31,128		(1,868,229)
Cash - Beginning of Year	2,291,529	1,248		2,292,777
Cash - End of Year	$392,172	$32,376		$424,548

Supplementary Cash Flow Information
Cash Paid For Interest	$896,690	$-		$896,690
Cash Paid For Taxes	$-	$-		$-

Supplemental Disclosure of Non-Cash Investing and Financing Activities
Debt Discount From Related Party Imputed Interest	$963,681	$-		$963,681
Forgiveness of Notes Payable - Related Parties	$26,913,525	$-		$26,913,525
Amortization of Debt Discount - Related Party Capitalized	$933,647	$-		$933,647
Amortization of Debt Discount Capitalized	$608,125	$-		$608,125

SeD Intelligent Home Inc. and Subsidiaries
Pro Forma Consolidated Balance Sheets
September 30, 2017
(Unaudited)

	As Reported		Pro Forma
	SeD Home Inc.	SeD Intelligent Home Inc.
	09/30/2017	09/30/2017	Adjustments	Combined

Assets:
Real Estate
Construction in Progress	$31,262,668	$-		$31,262,668
Land Held for Development	25,206,357	-		25,206,357
Real Estate Held For Sale	119,738	-		119,738
	56,588,763	-		56,588,763

Cash	595,457	13,178		608,635
Restricted Cash	2,650,718	-		2,650,718
Rent Receivable	1,600	-		1,600
Prepaid Expenses	35,099	-		35,099
Fixed Assets, Net	27,311	-		27,311
Deposits	23,603	-		23,603

Total Assets	$59,922,551	$13,178		$59,935,729

Liabilities and Shareholders' Equity

Liabilities
Accounts Payable and Accrued Expenses	$980,175	$29,616		$1,009,791
Accrued Interest - Related Parties	1,800,339	-		1,800,339
Tenant Security Deposits	2,625	-		2,625
Builder Deposits	5,754,295	-		5,754,295
Notes Payable, Net of Debt Discount	9,771,821	-		9,771,821
Notes Payable - Related Parties, Net of Debt Discount	8,319,408	20,000		8,339,408
Total Liabilities	26,628,663	49,616		26,678,279

Shareholders' Equity
Common Stock, at par $0.0001, 500,000,000 shares authorized, issued, and outstanding	50,000	74,043		124,043
Subscription Receivable - 500,000,000 shares	(50,000)	-		(50,000)
Additional Paid In Capital	33,238,322	100,694		33,339,016
Accumulated Deficit	(2,163,517)	(211,176)		(2,374,693)
Total Shareholders' Equity	31,074,805	(36,438)		31,038,367
Non-controlling Interest	2,219,083	-		2,219,083
Total Shareholders' Equity	33,293,888	(36,438)		33,257,450
				-
Total Liabilities and Shareholders' Equity	$59,922,551	$13,178		$59,935,729

SeD Intelligent Home Inc. and Subsidiaries
Pro Forma Consolidated Statements of Operations
For the Nine Months Ended September 30
(Unaudited)

	As Reported		Pro Forma
	SeD Home Inc.	SeD Intelligent Home Inc.
	2017	2017	Adjustments	Combined
Revenue
Rental Income	$88,438	$-		$88,438
Property Sales	2,703,736	-		2,703,736
	2,792,174	-		2,792,174
Operating Expenses
Cost of Sales	2,570,182	-		2,570,182

General and Administrative Expenses	814,568	28,468		843,036
	3,384,750	28,468		3,413,218.00

Loss From Operations	(592,576)	(28,468)		(621,044.00)

Other Income				-
Interest Income	18,957	-		18,957
Other Income	34,455	-		34,455
	53,412	-		53,412

Net Loss Before Income Taxes	(539,164)	(28,468)		(567,632.00)

Provision for Income Taxes	-	-		-

Net Loss	(539,164)	(28,468)		(567,632.00)

Net Loss Attributable to Non-controlling Interest	(58,799)	-		(58,799)

Net Loss Attributable to SeD Home Inc. and Subsidiaries	$(480,365)	$(28,468)		$(508,833)

Net Loss Per Share	(0.00)	(0.00)		(0.00)

Shares Outstanding after the Merger	704,043,324	704,043,324		704,043,324

SeD Intelligent Home Inc. and Subsidiaries
Pro Forma Consolidated Statements of Cash Flows
For the Nine Months Ended September 30
(Unaudited)

	As Reported		Pro Forma
	SeD Home Inc.	SeD Intelligent Home Inc.
	2017	2017	Adjustments	Combined
Cash Flows From Operating Activities
Net Loss	$(539,164)	$(28,469)	12	$(567,633)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation	15,203	-		15,203
Changes in Operating Assets and Liabilities
Rent Receivable	16,660	-		16,660
Prepaid Expenses	50,350	-		50,350
Accounts Payable and Accrued Expenses	(472,703)	(10,729)		(483,432)
Accrued Interest - Related Parties	76,122	-		76,122
Tenant Security Deposits	(2,550)	-		(2,550)
Real Estate Purchases and Development Costs	(3,388,317)	-		(3,388,317)
Builder Deposits	(145,705)	-		(145,705)
Net Cash (Used In) Provided By Operating Activities	(4,390,104)	(39,198)		(4,429,302)

Cash Flows From Investing Activities
Change in Restricted Cash	(18,957)	-		(18,957)
Purchase of Fixed Assets	(7,891)	-		(7,891)
Net Cash Used In Investing Activities	(26,848)	-		(26,848)

Cash Flows From Financing Activities
Capital Contribution - Related Party	178,600			178,600
Proceeds from Notes Payable	2,732,229	20,000		2,752,229
Repayments to Note Payable	(6,000,000)	-		(6,000,000)
Financing Fees Paid	(110,000)	-		(110,000)
Net Proceeds (Repayments) from Notes Payable - Related Parties	7,819,408	-		7,819,408
Net Cash Provided By Financing Activities	4,620,237	20,000		4,640,237

Net Increase (Decrease) in Cash	203,285	(19,198)		184,087
Cash - Beginning of Year	392,172	32,376		424,548
Cash - End of Year	$595,457	$13,178		$608,635

Supplementary Cash Flow Information
Cash Paid For Interest	$865,724	$-		$865,724
Cash Paid For Taxes	$-	$-		$-

Supplemental Disclosure of Non-Cash Investing and Financing Activities
Debt Discount From Related Party Imputed Interest	$-	$-		$-
Forgiveness of Notes Payable - Related Parties	$4,560,085	$-		$4,560,085
Amortization of Debt Discount Capitalized	$284,880	$-		$284,880

SeD Intelligent Home Inc. and Subsidiaries
Pro Forma Consolidated Statements of Shareholders' Deficit
For the Period December 31, 2015 through September 30, 2017
(Unaudited)

	Common		Paid-In	Subscription	Retained	Minority	Total
	Shares	Par Value	Capital	Receivable	Earnings	Interest	Equity
Balance December 31, 2015	74,043,324	$74,043	$702,125	$(37,000)	$(902,428)	$2,426,073	$2,262,813

Proceeds from Major Shareholders			$21,000	$37,000			$58,000

Capitalization of Inerest Reserves			$963,681				$963,681

Forgiven Intercompany Debts			$26,913,525				$26,913,525

Net loss for period					$(963,431)	$(148,191)	$(1,111,622)

Balance December 31, 2016	74,043,324	$74,043	$28,600,331	$0	$(1,865,859)	$2,277,882	$29,086,397

Proceeds from Major Shareholders			$178,600				$178,600

Forgiven Intercompany Debts			$4,560,085				$4,560,085

Net loss for period					$(508,833)	$(58,799)	$(567,632)

Balance September 30, 2017	74,043,324	$74,043	$33,339,016	$0	$(2,374,692)	$2,219,083	$33,257,450